Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent events [Abstract]
Subsequent events
Note 32.    Subsequent events

On January 11, 2022, the Group acquired 1.8 million of its own shares from TechnipFMC. The purchase price of the shares subject to the sale was €13.15 per share.

The Board of Directors has decided to propose at the Annual Shareholder Meeting on May 5, 2022, the distribution of a dividend of €79.6 million for the 2021 financial year (which equals to €0.45 per share, based on the number of shares outstanding less the number of treasury shares held at the dividends payment date). If approved, this dividend would be paid out of retained earnings

On February 8, 2022, Technip Energies has announced that it has acquired a 16.3% stake in X1 Wind for an amount of €5 million, a renewable energy startup that has designed an innovative and disruptive offshore wind turbine floater with major environmental and operational benefits.

On February 17, 2022, The Group has announced its strategic investment of €10 million to the capital increase of Hy2gen AG and its subscription to convertible bonds for an amount of €40 million. Hy2gen AG is a green hydrogen investment platform. This capital will be used for the construction of facilities to produce green hydrogen-based fuels.

At the beginning of 2022, the crisis caused by Russia’s invasion of Ukraine and the ensuing war resulted in the adoption of extensive sectoral and financial sanctions. Such sanctions target the core infrastructure of the Russian financial system. We monitor sanctions on a daily basis to understand their effect and to implement real time mitigation action plans. As part of this review, Technip Energies monitors on an on-going basis its clients, their key executives as well as their ultimate beneficial owners against new sanctions adopted against Russian individuals and companies. To date, we have not identified as a result of our sanctions compliance watch any information that would require us to discontinue ongoing work in Russia.

As of December 31, 2021, approximately €3.8 billion or 23% of our backlog scheduled to be executed over the five-year period from 2022 to 2026, related to Russian projects. Our inability to carry out projects in Russia, due to the war and sanctions, will result in the loss of Russian revenues. As a result of the war, Technip Energies has taken the decision to suspend until further notice working on future business opportunities in Russia.

We believe that the impact of the war in Ukraine on Technip Energies can be contained and could be offset by new opportunities arising in other markets due to our energy transition strategy. Our Yamal project is nearing completion and, in relation to our Arctic LNG 2 project, we are in a positive cash flow position and have contractual protections which in the face of sanctions would serve to limit our exposure. We expect to secure projects in other geographies thereby resulting in a more diversified backlog in connection with our growth strategy which is focused on Technology, Products and Services and on helping our clients address the new energy challenges.With regards to the December 31, 2021, balance sheet positions, we have not identified any significant assets (e.g. goodwill, receivable or cash) that would be impaired or exposed to potential valuation allowances as a result of the Ukraine war.